                                                                EXHIBIT 14(a)(1)

                                                         [AIM LOGO APPEARS HERE]

IRA APPLICATION
To open your AIM IRA account.

Complete Sections 1-11.
Return completed application and check to: A I M Fund Services, Inc., P.O. Box 4739, Houston, TX 77210-4739. Phone: 800-959-4246.

Make check payable to INVESCO Trust Company.

Please Note: To establish an IRA for your spouse, please copy and submit a separate application.
               Minors cannot open an AIM IRA account.

--------------------------------------------------------------------------------
1.  INVESTOR INFORMATION (Please print or type.)

    Name
         -----------------------------------------------------------------------
               First Name             Middle                   Last Name
    Address
            --------------------------------------------------------------------
                                      Street

    ----------------------------------------------------------------------------
             City                State                            Zip Code

    Social Security Number                        Birth Date    /   /
                           ----------------------          -------------------
                         (Required to Open Account)        Month   Day    Year

    Home Telephone (   )                  Work Telephone (   )
                    --- -----------------                 --- -----------------
--------------------------------------------------------------------------------
2.  DEALER INFORMATION (To be completed by securities dealer.)

    Name of Broker/Dealer Firm
                               -------------------------------------------------
    Main Office Address
                        --------------------------------------------------------
    Representative Name and Number
                                   ---------------------------------------------
    Authorized Signature of Dealer
                                   ---------------------------------------------
    Branch Address
                   -------------------------------------------------------------
    Branch Telephone
                     -----------------------------------------------------------
            [ ] Investor is authorized for NAV purchase. (If authorized for NAV purchase, other than the Broker, please attach NAV Certification Form.)
--------------------------------------------------------------------------------
3.  ACCOUNT TYPE (Choose one only.)

     [ ] IRA      [ ] Rollover IRA      [ ] SEP IRA*    [ ]  SARSEP IRA* (No new
                                                              SARSEP plans after
                                                              12/31/96)
    *Employer (for SEP & SARSEP plans only)
                                           -------------------------------------
--------------------------------------------------------------------------------
4.  CONTRIBUTION (Indicate type of contribution.)

     [ ] REGULAR - Contribution for tax year 19___.
     [ ] ROLLOVER - Represents a rollover from an employer's pension, profit sharing or 401(k) plan, another IRA or a 403(b) custodial account or annuity. Please complete a Direct Rollover Form, unless coming from another IRA.
     [ ] TRANSFER - Transfer from another IRA account. Please complete an IRA
         Asset-Transfer Form.
     [ ] SEP - Employer sponsored. Complete separate application for each employee.
     [ ] SARSEP - Employee salary-reduction SEP. Complete separate application for each employee. (No new SARSEP plans after 12/31/96.)

--------------------------------------------------------------------------------
5.   FUND INVESTMENT

     Indicate Fund(s) and contribution amount(s).

     MAKE CHECK PAYABLE TO INVESCO TRUST COMPANY. Minimum purchase to open an IRA is $250.

                Fund                              $ or % of Assets           Class of Shares (Check one)
   [ ]AIM Advisor Flex Fund                 $                              [ ]Class A                 [ ]Class C
                                              ------------------------
   [ ]AIM Advisor International Value Fund  $                              [ ]Class A                 [ ]Class C
                                              ------------------------
   [ ]AIM Advisor Large Cap Value Fund      $                              [ ]Class A                 [ ]Class C
                                              ------------------------
   [ ]AIM Advisor MultiFlex Fund            $                              [ ]Class A                 [ ]Class C
                                              ------------------------
   [ ]AIM Advisor Real Estate Fund          $                              [ ]Class A                 [ ]Class C
                                              ------------------------
   [ ]AIM Balanced Fund                     $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Blue Chip Fund                    $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Capital Development Fund          $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Cash Reserve Shares               $                                                         [ ]Class C
                                              ------------------------
   [ ]AIM Charter Fund                      $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Constellation Fund                $                              [ ]Class A                 [ ]Class C
                                              ------------------------
   [ ]AIM Global Aggressive Growth Fund     $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Global Growth Fund                $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Global Income Fund                $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Global Utilities Fund             $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Intermediate Government Fund      $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Growth Fund                       $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM High Yield Fund                   $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Income Fund                       $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM International Equity Fund         $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Limited Maturity Treasury Shares  $                              [ ]Class A
                                              ------------------------
   [ ]AIM Money Market Fund                 $                              [ ]Class A   [ ]Class B
                                              ------------------------
   [ ]AIM Value Fund                        $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
   [ ]AIM Weingarten Fund                   $                              [ ]Class A   [ ]Class B    [ ]Class C
                                              ------------------------
                                   Total    $
                                              ------------------------

    If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, AIM Cash Reserve Shares will be purchased. If you are funding your retirement account through a transfer, please indicate the contribution amounts both in this section and in Section 3 of the Asset-Transfer Form.
--------------------------------------------------------------------------------
6.  ACCOUNT OPTIONS

    Please indicate options you desire:

    TELEPHONE EXCHANGE PRIVILEGE
    Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

    [  ] I DO NOT want the Telephone Exchange Privilege.

    DOLLAR-COST AVERAGING PLAN (Must be under the same registration and class of shares.)

    I have at least $5,000 in shares in my __________________________ Fund, for which no certificates have been issued, and I would like to exchange:

    $                 into the             Fund, Account #
     ----------------         ------------                -----------------
      ($50 minimum)
    $                 into the             Fund, Account #
     ----------------         ------------                -----------------
      ($50 minimum)
    $                 into the             Fund, Account #
     ----------------         ------------                -----------------
      ($50 minimum)

    on a [ ] monthly   [ ] quarterly basis starting in the month of_____________
    on the [ ] 10th or [ ] 25th of the month.

     DIVIDENDS AND CAPITAL GAINS (For clients over 59 1/2)

     All distributions are subject to income tax.
     [ ] Reinvest dividends and capital gains (Automatic for clients under
         59 1/2.)
     [ ] Mail dividends and capital gains to home address
     [ ] Mail dividends to my bank
     Name of Bank
                 ---------------------------------------------------------------
     Address                                      Account #
            --------------------------------------         ---------------------
--------------------------------------------------------------------------------
7.   WITHHOLDING ELECTION

     Distributions from your IRA will be subject to an automatic federal income tax withholding of 10%, unless otherwise noted below:
     [ ] I do not want any federal income tax withheld from my distribution.
     [ ] Withhold federal income tax at a rate of _________% (NOTE: The percentage indicated must be a whole percentage and higher than 10%).
--------------------------------------------------------------------------------
8.   REDUCED SALES CHARGE (optional)

     RIGHT OF ACCUMULATION (This option is for Class A shares only.)
     I apply for Right of Accumulation reduced sales charges based on the following accounts in The AIM Family of Funds--Registered Trademark--:
     Fund(s)                              Account No(s).
            ------------------------------              ------------------------
            ------------------------------              ------------------------
            ------------------------------              ------------------------

LETTER OF INTENT
I agree to the Letter of Intent provisions in the Application Instructions. I plan to invest during a 13-month period a dollar amount of at least: [ ]$25,000 [ ]$50,000 [ ]$100,000 [ ]$250,000 [ ]$500,000 [ ]$1,000,000
--------------------------------------------------------------------------------
9.   BENEFICIARY INFORMATION

     I hereby designate the following beneficiary(ies) to receive the balance in my IRA custodial account upon my death. To be effective, the designation of beneficiary and any subsequent change in designation of beneficiary must be filed with the Custodian prior to my death. The balance of my account shall be distributed in equal amounts to the beneficiary(ies) who survives me. If no beneficiary is designated or no designated beneficiary or contingent beneficiary survives me, the balance in my IRA will be distributed to the legal representatives of my estate. This designation revokes any prior designations. I retain the right to revoke this designation at any time. I hereby certify that there is no legal impediment to the designation of this beneficiary.

     PRIMARY BENEFICIARY(IES)

     Name                                     % Relationship
         -------------------------------------              --------------------
     Address
            --------------------------------------------------------------------
                   Street                   City       State            Zip Code

     Beneficiary's Social Security Number              Birth Date    /    /
                                         --------------           --   --   --
                                                                Month  Day  Year

     Name                                     % Relationship
         ------------------------------ ------              --------------------

     Address
            --------------------------------------------------------------------
                   Street                   City       State            Zip Code

     Beneficiary's Social Security Number              Birth Date    /    /
                                         --------------           --   --   --
                                                                Month  Day  Year

     CONTINGENT BENEFICIARIES

     In the event that I die and no primary beneficiary listed above is alive, distribute all Fund accounts in my IRA to the following contingent beneficiary(ies) who survives me, in equal amounts unless otherwise indicated.

     Name                                     % Relationship
         ------------------------------ ------              --------------------

     Address
            --------------------------------------------------------------------
                   Street                   City       State            Zip Code

     Beneficiary's Social Security Number              Birth Date    /    /
                                         --------------           --   --   ----
                                                                Month  Day  Year

     Name                                     % Relationship
         ------------------------------ ------              --------------------

     Address
            --------------------------------------------------------------------
                   Street                   City       State            Zip Code

     Beneficiary's Social Security Number              Birth Date    /    /
                                         --------------           --   --   ----
                                                                Month  Day  Year
--------------------------------------------------------------------------------
10.  AUTHORIZATION AND SIGNATURE

     I hereby establish the A I M Distributors, Inc. Individual Retirement Account (IRA) appointing INVESCO Trust Company as Custodian. I have received and read the current prospectus of the investment company(ies) selected in this agreement and have read and understand the IRA custodial agreement and disclosure statement and consent to the custodial account fees as specified. I understand that a $10 annual AIM Fund IRA Maintenance Fee will be deducted in early December from my AIM IRA.

          WITHHOLDING INFORMATION (SUBSTITUTE FORM W-9)

          Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification: Under the penalties of perjury I certify by signing this Application as provided below that:
          1. The number shown in Section 1 of this Application is my correct Social Security (or Tax Identification) Number, and
          2. I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (b) the IRS has notified me that I am no longer subject to backup withholding. (This paragraph (2) does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement and payments other than interest and dividends.)

          You must cross out paragraph (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

          In addition, the Fund hereby incorporates by reference into this section of the Application either the IRS instructions for Form W-9 or the substance of those instructions whichever is attached to this Application.

     SIGNATURE PROVISIONS

     I, the undersigned Depositor, have read and understand the foregoing Application and the attached material included herein by reference. In addition, I certify that the information which I have provided and the information which is included within the Application and the attached material included herein by reference is accurate including but not limited to the representations contained in the Withholding Information section of this Application above. (The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.)

     Dated     /    /
           ---  ---  ---
     Signature of IRA Shareholder
                                 -----------------------------------------------

--------------------------------------------------------------------------------
11.  MAILING INSTRUCTIONS

     Make check payable to INVESCO Trust Company.
     Return Application to:

          REGULAR MAIL                 OR          OVERNIGHT DELIVERIES ONLY

          AIM Fund Services, Inc.                  AIM Fund Services, Inc.
          P.O. Box 4739                            11 Greenway Plaza, Suite 763
          Houston, TX 77210-4739                   Houston, TX  77046


--------------------------------------------------------------------------------
12. SERVICE ASSISTANCE

    Our knowledgeable Client Service Representatives are available to assist you between 7:30 a.m. and 6:00 p.m. Central time at 800-959-4246.






17  [AIM LOGO APPEARS HERE]

INSTRUCTIONS FOR IRA ASSET-TRANSFER FORM


                The IRA Asset-Transfer Form is used to transfer assets from an existing IRA to an AIM Prototype IRA.

                NOTE: It is not necessary to complete this form if the check representing the transfer of assets has been attached to the application.

            1. Complete Sections 1 through 6 of the IRA Asset Transfer Form (on pages 19 through 20 of this booklet).

            2. Be sure that you have included your bank account or mutual fund account number in Section 2 of the form, as well as the complete mailing address for your existing custodian. You should contact your existing custodian to verify that firm's proper mailing address.

            3. Be sure that your AIM account number is in Section 3 of the form. If you do not have an AIM IRA, please complete the IRA Application included on pages 13 through 16 of this booklet.

                NOTE: If you currently hold AIM shares through a brokerage firm, check with your investment representative to determine if you should establish your IRA with the brokerage firm or directly with AIM. If you decide to establish your IRA directly with AIM, you must complete the AIM IRA Application.

            4. Contact your existing custodian to determine whether a signature guarantee is required in Section 5 of the IRA Asset Transfer Form. Signature guarantees can be obtained at your bank or brokerage firm.

            5. You may wish to attach a current account statement for your existing IRA to the IRA Asset Transfer Form.

            6. Please mail any insurance or annuity policies and contracts directly to the company which issued them. Do not attach them to the IRA Application or IRA Asset Transfer Form.

            7. Please mail the completed IRA Asset Transfer Form, along with the completed IRA Application (if establishing a new AIM IRA) to:

                      REGULAR MAIL      OR       OVERNIGHT DELIVERIES ONLY

                   AIM Fund Services, Inc.       AIM Fund Services, Inc.
                   P.O. Box 4739                 11 Greenway Plaza, Suite 763
                   Houston, TX 77210-4739        Houston, TX  77046

                NOTE: If your existing account is a qualified plan, such as a profit sharing, 401(k) or 403(b) plan, please complete the Direct Rollover Form on page 23. Refer to the Instructions for Direct Rollover Form to complete that form.

                                                         [AIM LOGO APPEARS HERE]


IRA ASSET-TRANSFER FORM

Use this form only when transferring assets from an existing IRA to an AIM IRA.

Note: Use this form ONLY if you want AIM to request the money directly from another custodian. Complete Sections 1-5.
If you do not already have an AIM IRA, you must also submit an AIM IRA Application. AIM will arrange the transfer for you.

--------------------------------------------------------------------------------
1.  INVESTOR INFORMATION (PLEASE PRINT OR TYPE.)

    Name
         -----------------------------------------------------------------------
                       First Name             Middle                   Last Name
    Address
            --------------------------------------------------------------------
                                              Street

    ----------------------------------------------------------------------------
                   City                State                            Zip Code

    Social Security Number                      Birth Date     /       /
                          ----------------------           --     --      --
                                                          Month   Day    Year

    Home Telephone (   )                  Work Telephone (   )
                    --- -----------------                 --- -----------------

--------------------------------------------------------------------------------
2.  CURRENT TRUSTEE/CUSTODIAN

    Name of Resigning Trustee
                              --------------------------------------------------
    Account Number of Resigning Trustee
                                        ----------------------------------------
    Address of Resigning Trustee
                                 -----------------------------------------------
                                     Street

    ----------------------------------------------------------------------------
              City                    State                      Zip Code

    Attention                                  Telephone
             ----------------------------------         -----------------------

--------------------------------------------------------------------------------
3.  IRA ACCOUNT INFORMATION

    Please deposit proceeds in my [ ]New* [ ]Existing
                                  Existing AIM Account Number
                                                              ------------------
                                  [ ]IRA Account  [ ]Rollover IRA Account
                                  [ ]SEP IRA Account  [ ]SARSEP IRA Account

     INVESTMENT ALLOCATION:
     Fund Name                           Class                     %
              ---------------------------     --------------------- ------------
     Fund Name                           Class                     %
              ---------------------------     --------------------- ------------
     Fund Name                           Class                     %
              ---------------------------     --------------------- ------------

     *If this is a new AIM IRA account, you must attach a completed AIM IRA Application. If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, where AIM Cash Reserve Shares will be purchased.
--------------------------------------------------------------------------------
4.   TRANSFER INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

     OPTION 1: Please liquidate from the account(s) listed in Section 2 and issue a check to my IRA with INVESCO Trust Company.
     Amount to liquidate:  [ ] All    [ ] Partial amount of $_______________
     When to liquidate:  [ ] Immediately    [ ] At maturity  ____  /___  /___

     OPTION 2: (If the account listed in Section 2 contains shares of an AIM Fund, you may choose to transfer them "in kind.") Please deposit "in kind" the shares of the AIM Fund held in my account to INVESCO Trust Company.
     NOTE: ONLY AIM FAMILY OF FUND SHARES MAY BE TRANSFERRED IN KIND. TO TRANSFER ALL OTHER ASSETS, THEY MUST BE LIQUIDATED.

     Amount to transfer "in kind" immediately:[ ]all [ ] partial amount of shares_____________

--------------------------------------------------------------------------------
5.   AUTHORIZATION AND SIGNATURE

     I have established an Individual Retirement Account with the AIM Funds and have appointed INVESCO Trust Company as the successor Custodian. Please accept this as your authorization and instruction to liquidate or transfer in kind the assets noted above, which your company holds for me.

     Your Signature                                    Date       /      /
                   ----------------------------------       -----  -----  -----
     Note: Your resigning trustee or custodian may require your signature to be guaranteed. Call that institution for requirements.

     Name of Bank or Brokerage Firm
                                   ---------------------------------------------
     Signature Guaranteed by
                             ---------------------------------------------------
                                             (Name and title)

--------------------------------------------------------------------------------
6. DISTRIBUTION ELECTION INFORMATION SECTION 6 OF FORM TO BE COMPLETED BY PRIOR CUSTODIAN

     If this participant is age 70 1/2 or older this year, the resigning Trustee/Custodian must complete this section. Election made by the participant as of the required beginning date:
     1. Method of calculation [ ] declining years [ ] recalculation
        [ ] annuitization  [ ] amortization
     2. Life expectancy [ ] single life payout [ ] joint life expectancy factor-Joint birth date and relationship________________
     3. The amount withheld from this rollover to satisfy this year's required distribution $____________________
     The life-expectancy ages used to calculate this required payment was _________________________________________

     Signature of Current Custodian/Trustee
                                            ------------------------------------

--------------------------------------------------------------------------------

REMAINDER OF FORM TO BE COMPLETED BY AIM

7.   CUSTODIAN ACCEPTANCE

     This is to advise you that INVESCO Trust Company, as custodian, will accept the account identified above for:

     Depositor's Name                       Account Number
                      --------------------                 ---------------------
     This transfer of assets is to be executed from fiduciary to fiduciary and will not place the participant in actual receipt of all or any of the plan assets. No federal income tax is to be withheld from this transfer of assets.

     Authorized Signature                          Mailing Date      /     /
                         ------------------------               ----  ----  ----
                         (INVESCO Trust Company)

--------------------------------------------------------------------------------
8.   INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

     Please attach a copy of this form to the check and return to:

     INVESCO Trust Company, c/o A I M Fund Services, Inc., P.O. Box 4739, Houston, TX 77210-4739.

     Make check payable to INVESCO Trust Company.

     Indicate the AIM account number and the social security number of the IRA holder on all documents.




20   [AIM LOGO APPEARS HERE]

                                                         [AIM LOGO APPEARS HERE]


DIRECT ROLLOVER FORM
To directly roll over distributions from your employer's qualified plan to your AIM IRA.

Note: Use this form ONLY if you want AIM to request the money directly from another custodian. Effective January 1, 1993, the Unemployment Compensation Amendments of 1992 require that certain distributions from 403(b) accounts and employer qualified plans (Keogh, money purchase pension, profit sharing and 401(k) plans) are subject to 20% withholding tax, unless the distribution is "directly rolled over" to a new employer's qualified plan, a 403(b) account or an IRA. Your employer will inform you what portion of your distribution is eligible for rollover.
   Please use this form to request a "direct rollover" to your AIM IRA. If you currently do not have an IRA, you must also submit an AIM IRA Application with this request. You may also use your former employer's direct rollover form.

   PLEASE CONTACT YOUR EMPLOYER TO DETERMINE IF ADDITIONAL FORMS ARE REQUIRED.

--------------------------------------------------------------------------------
1  PLAN TYPE Indicate type of retirement plan to be rolled over. [ ] 403(b) Plan
   [ ] Employer's Qualified Retirement Plan

--------------------------------------------------------------------------------
2  INVESTOR INFORMATION  (Please print or type.)

   Name
       -------------------------------------------------------------------------
            First Name               Middle                    Last Name

   Address
          ----------------------------------------------------------------------
              Street           City               State              Zip Code

   Social Security Number                     Birth Date        /       /
                         --------------------            ----    ----    ----
   Day Phone (    )                                      Month    Day     Year
              ---- ------------

--------------------------------------------------------------------------------
3  CURRENT PLAN CUSTODIAN OR FORMER EMPLOYER INFORMATION

   Name of Resigning Custodian or Former Employer
                                                  ------------------------------

   Former Employer Plan Name or Fund                     Account Number
                                    -------------------                 --------

   Address of Releasing Institution
                                    --------------------------------------------

   City                               State                  Zip Code
       -----------------------              -------------              ---------

   Attention                                     Telephone
            ------------------------------                 ---------------------

--------------------------------------------------------------------------------
4  ROLLOVER INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

   OPTION 1: Please liquidate from the account(s) listed in Section 3 and issue a check to my IRA with INVESCO Trust Company.
   Amount to liquidate:  [ ] All    [ ] Partial amount of $_______________
   When to liquidate:    [ ] Immediately   [ ] At maturity_____  /_____  /_____

   OPTION 2: (If the account listed in Section 2 contains shares of an AIM Fund, you may choose to roll them over "in kind.")

   NOTE: ONLY AIM FAMILY OF FUND SHARES MAY BE ROLLED OVER IN KIND.

   Amount to roll over "in kind" immediately: [ ] all [ ] partial amount of shares_____________

--------------------------------------------------------------------------------
5  IRA ACCOUNT INFORMATION

   Please deposit proceeds in my    [ ] New*        [ ] Existing
                                    Existing AIM Account Number
                                                                ----------------
                                    [ ] IRA Account [ ] Rollover IRA Account
   INVESTMENT ALLOCATION:

   Fund Name                          Class                          %
             ----------------------        -------------------------   ---------
   Fund Name                          Class                          %
             ----------------------        -------------------------   ---------
   Fund Name                          Class                          %
             ---------------------         -------------------------   ---------
   *If this is a new AIM IRA account, you must attach a completed AIM IRA application. If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, where AIM Cash Reserve Shares will be purchased.

--------------------------------------------------------------------------------
6    AUTHORIZATION AND SIGNATURE

     I have established an Individual Retirement Account with the AIM Funds and have appointed INVESCO Trust Company as the successor Custodian. Please accept this as your authorization and instruction to liquidate or transfer in kind the assets noted above, which your company holds for me.

     Your Signature                                    Date     /    /
                   --------------------------------         ---- ---- ----
     Note: Your resigning trustee or custodian may require your signature to be guaranteed. Call that institution for requirements.

     Name of Bank or Brokerage Firm
                                   ---------------------------------------------
     Signature Guaranteed by
                             ---------------------------------------------------
                                               (Name and title)

     NOTE: SOME CUSTODIANS OF RETIREMENT PLANS REQUIRE THE COMPLETION OF THEIR OWN FORM BEFORE SENDING A CHECK TO AIM.

     [ ] Yes, I have   [ ] No, I have not filed the necessary completed forms
     with the current custodian.

--------------------------------------------------------------------------------
7 DISTRIBUTION ELECTION INFORMATION SECTION 7 OF FORM TO BE COMPLETED BY PRIOR CUSTODIAN

     If this participant is age 70 1/2 or older this year, the resigning Trustee/Custodian must complete this section. Election made by the participant as of the required beginning date:
     1. Method of calculation [ ] declining years [ ] recalculation
        [ ] annuitization  [ ] amortization
     2. Life expectancy [ ] single life payout
        [ ] joint life expectancy factor-Joint birth date and relationship______
     3. The amount withheld from this rollover to satisfy this year's required distribution $____________________
    The life-expectancy ages used to calculate this required payment was _______

    Signature of Current Custodian/Trustee
                                           -------------------------------------
--------------------------------------------------------------------------------

REMAINDER OF FORM TO BE COMPLETED BY AIM

8   CUSTODIAN ACCEPTANCE

    This is to advise you that INVESCO Trust Company, as custodian, will accept the account identified above for:

    Depositor's Name                        Account Number
                     ---------------------                ----------------------
    This direct rollover is to be executed from fiduciary to fiduciary and will not place the participant in actual receipt of all or any of the plan assets.
    No federal income tax is to be withheld from this direct rollover.

    Authorized Signature                             Mailing Date     /    /
                        -------------------------                 ---- ---- ----
                         (INVESCO Trust Company)

--------------------------------------------------------------------------------
9   INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

    Please attach a copy of this form to the check and return to:
    INVESCO Trust Company, c/o A I M Fund Services, Inc., P.O. Box 4739, Houston, TX 77210-4739.

    Make check payable to INVESCO Trust Company.

    Indicate the AIM account number and the social security number of the IRA holder on all documents.


24  [AIM LOGO APPEARS HERE]

                                                         [AIM LOGO APPEARS HERE]

AUTOMATIC BANK DRAFT
To establish regular, monthly purchases of Fund shares.

The Automatic Bank Draft is a service available to shareholders of The AIM Family of Funds--Registered Trademark--, making possible regular, monthly purchases of Funds to allow dollar-cost averaging. Each month, A I M Fund Services,Inc. will arrange for an amount of money selected by you ($50 minimum per Fund) to be deducted from your checking account and used to purchase shares of a specified AIM Fund. You will receive confirmations from A I M Fund Services, Inc., and your bank statement will reflect the amount of the draft.

--------------------------------------------------------------------------------
1  DRAFT AMOUNT

   I authorize you to withdraw a total of $ __________________ ($50 minimum per Fund) from my checking account at the bank shown below, beginning in __________________________________ and invest this amount in shares of the
   AIM Fund listed below. You have the option of selecting the 10th, 25th or both dates each month for the automatic bank draft. Please refer to Section
   2 for this selection. ALL DRAFTS WILL BE CONSIDERED CURRENT-YEAR IRA CONTRIBUTIONS.
   I agree that if the check is not honored by my bank upon presentation, AIM Fund Services, Inc. may discontinue this service. I also authorize AIM Fund Services, Inc. to liquidate sufficient shares of the Fund to make up any deficiency resulting from a dishonored check. I understand that this program may be discontinued at any time by the Fund or by myself by written notice to AIM Fund Services, Inc. received no later than ten business days prior to the above designated investment date.

--------------------------------------------------------------------------------
2 FUND ACCOUNT INFORMATION (Please enter information exactly as your account is registered.)

   Name(s)                                   AIM Account #
          ---------------------------------              -----------------------

          ---------------------------------
   Fund                      $
       ---------------------  --------------------------------------------------
                              $50 Minimum per draft. Draft date: [ ]10th [ ]25th
   Fund                      $
       ---------------------  --------------------------------------------------
                              $50 Minimum per draft. Draft date: [ ]10th [ ]25th
   Fund                      $
       ---------------------  --------------------------------------------------
                              $50 Minimum per draft. Draft date: [ ]10th [ ]25th
   Fund                      $
       ---------------------  --------------------------------------------------
                              $50 Minimum per draft. Draft date: [ ]10th [ ]25th
   Fund                      $
       ---------------------  --------------------------------------------------
                              $50 Minimum per draft. Draft date: [ ]10th [ ]25th

                                       *Total   $
                                                --------------------------------
   Signature                            Signature
             --------------------------           ------------------------------
         (All registered owners must sign.) (All registered owners must sign.) *Please note that each draft (per Fund account) will be treated as a separate item by your bank.

--------------------------------------------------------------------------------
3  BANK AUTHORIZATION

   Name of Bank
               -----------------------------------------------------------------
   Address of Bank
                  --------------------------------------------------------------
   Bank Account #                       ABA Routing #
                 ----------------------              ---------------------------
   Please honor checks on my account by The Shareholders Services Group, Inc.
   (TSSG), a wholly-owned subsidiary of First Data Corporation. Your authority to do so shall continue until you receive further notice from me revoking this authority. You may terminate your participation in this arrangement by written notice either to TSSG or me. I agree that your rights with respect to each check shall be the same as if it were drawn by me. I further agree that should any check be dishonored, with or without cause, intentionally or inadvertently, you shall be under no liability whatsoever.


   -------------------------------   -------------------------------------------
   Depositor's Name (please print)   Signature (exactly as appearing on bank
                                                        records)

   -------------------------------   -------------------------------------------
   Depositor's Name (please print)   Signature (exactly as appearing on bank
                                                        records)

--------------------------------------------------------------------------------
4   VOIDED CHECK

    ATTACH YOUR VOIDED CHECK HERE.
    AIM Fund Services, Inc.
    P.O. Box 4739
    Houston, Texas 77210-4739
    Phone: 800-959-4246


                             [Voided Check Graphic]






26  [AIM LOGO APPEARS HERE]

                                                         [AIM LOGO APPEARS HERE]

Form 5305-A (Rev. October 1992) Department of the Treasury Internal Revenue Service
INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
(under Section 408(a) of the Internal Revenue Code)

Please fill out and retain with your tax records. Do NOT file with Internal Revenue Service or AIM.

--------------------------------------------------------------------------------

Name of depositor
                 ---------------------------------------------------------------

Date of birth of depositor       /      /      Social Security Number
                           -----  -----  -----                       -----------
                           Month   Day   Year

Address of depositor                                      [ ] Check if Amendment
                    -------------------------------------
Name of Custodian   INVESCO Trust Company
Address or principal place of business of custodian   The State of Colorado
The Depositor whose name appears above is establishing an individual retirement account under section 408(a) to provide for his or her retirement and for the support of his or her beneficiaries after death.
The Custodian named above has given the Depositor the disclosure statement required under Regulations section 1.408-6.
The Depositor assigned the custodial account ________ dollars ($______) in cash. The Depositor and the Custodian make the following agreement:
--------------------------------------------------------------------------------

A I M DISTRIBUTORS, INC. CUSTODIAN AGREEMENT

ARTICLE I

   The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k). Rollover contributions before January 1, 1993, include rollovers described in section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section
408(k).

ARTICLE II

   The Depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III

   1. NO PART OF THE CUSTODIAL FUNDS may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).
   2. NO PART OF THE CUSTODIAL FUNDS may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.

ARTICLE IV

   1. NOTWITHSTANDING ANY PROVISION of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are incorporated by reference.
   2. UNLESS OTHERWISE ELECTED by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.
   3. THE DEPOSITOR'S ENTIRE INTEREST in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date (April 1 following the calendar year end in which the Depositor reaches age 70 1/2. By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:
     (a) A single-sum payment.
     (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.
     (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.
     (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.
     (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.
   4. IF THE DEPOSITOR DIES before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:
     (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.
     (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either
       (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or
       (ii) Be distributed in equal or substantially equal payments over the life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 1/2.
     (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.
     (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.
   5. IN THE CASE OF DISTRIBUTION over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 1/2. In the case of distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

   6. THE OWNER OF TWO OR MORE INDIVIDUAL RETIREMENT ACCOUNTS may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524 to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V

   1. THE DEPOSITOR AGREES to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408.6.
   2. THE CUSTODIAN AGREES to submit reports to the Internal Revenue Service and the Depositor prescribed by the Internal Revenue Service.

ARTICLE VI

   Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.

ARTICLE VII

   This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

ARTICLE VIII

     1. PURSUANT TO THE TERMS of this A I M Distributors, Inc. Individual Retirement Custodial Account Agreement and the related IRA Account Application (referred to herein as the "IRA Adoption Agreement") (such Agreements being collectively referred to herein as the "Agreement"), the Depositor directs the Custodian to invest all custodial account funds after deductions for sales charges and Custodian fees, in shares issued by the investment company or companies selected by the Depositor on the related IRA Adoption Agreement, until the Depositor hereafter gives the Custodian contrary instructions pursuant to
Article XIII below. The investment companies from which the Depositor may select are enumerated on the applicable list prepared by A I M Distributors, Inc. (the "Distributor"), a copy of which accompanies the Adoption Agreement. Such investment companies are part of "The AIM Family of Funds--Registered Trademark--," which are managed or advised by subsidiaries of A I M Management Group Inc., and any such investment company will hereafter be referred to as "Investment Company."
   2.  (i) ANNUAL CASH CONTRIBUTIONS:
   The Depositor may make annual cash contributions to the account within the limits specified in Article I. All contributions shall be hand delivered or mailed to the Custodian by the Depositor, with an indication of the taxable year to which such contribution relates. Additionally, if the Depositor's employer maintains a qualified simplified employee pension (SEP), such employer may contribute on behalf of the Depositor, the lesser of 15% of the Depositor's compensation from such employer or $30,000.
     (ii) ROLLOVER CONTRIBUTIONS:
   In addition to any annual contributions referred to in Paragraph (i) above, but subject to this Paragraph (ii), the Depositor may contribute to the account, at any time, a rollover contribution of such cash or other property as shall constitute a rollover amount or contribution under section 402(a)(5), 402(a)(7), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code. The Custodian will accept for the account all rollover contributions which consist of cash, and it may, but shall be under no obligation to, accept any other rollover contribution. In the case of rollover contributions composed of assets other than cash, the prospective Depositor shall provide the Custodian with a description of such assets and such other information as the Custodian may reasonably require. The Custodian may accept all or any part of such a rollover contribution if it determines that the assets of which such contribution consists are either in a medium proper for investment hereunder or that the assets can be promptly liquidated for cash.
   The Depositor warrants that any rollover contribution to the account consists of cash, the same property received in the distribution or, in the case of amounts distributed to the Depositor from a qualified employer's plan or annuity, the proceeds from the sale of the same property received in the distribution. The Depositor also warrants that in the case of a rollover into the account of amounts distributed to the Depositor from a qualified employer's plan or annuity, only amounts in excess of the amounts considered to be the Depositor's employee contributions included in such distribution constitute the contribution to this account. Additionally, the Depositor affirms that the contribution to the account does not consist of amounts received from an inherited individual retirement account or annuity. An individual retirement account or annuity shall be treated as inherited if it was acquired by reason of the death of an individual other than the Depositor's spouse. The Depositor also affirms that in the case of a rollover into the account of amounts distributed from an individual retirement account or annuity or retirement bond, he has not during the one year period ending on the date of the distribution received any other distribution from an individual retirement account or annuity or retirement bond which constituted a rollover contribution (as described in section 408(d)(3) of the Code).
   3. THE DEPOSITOR SHALL BE FULLY AND SOLELY RESPONSIBLE for all taxes, interest and penalties which might accrue or be assessed by reason of any excess deposit, and interest, if any, earned thereon. Any contributions made by or on behalf of the Depositor in respect of a taxable year of the Depositor shall be made by or on behalf of the Depositor to the Custodian for deposit in the custodial account within the time period for claiming any income tax deduction for such taxable year. It shall be the sole responsibility of the Depositor to determine the amount of the contributions made hereunder. The Depositor shall execute such forms as the Custodian may require in connection with any contribution hereunder.

ARTICLE IX

   1. THE CUSTODIAN SHALL from time to time, subject to the provisions of Articles IV and V, make distributions out of the custodial account to the Depositor, in such manner and amounts as may be specified in written instructions of the Depositor. All such instructions shall be deemed to constitute a certification by the Depositor that the distribution so directed is one that the Depositor is permitted to receive. A declaration of the Depositor's intention as to the disposition of an amount distributed pursuant to Article V hereof shall be in writing and given to the Custodian. The Custodian shall have no liability with respect to any contribution to the custodial account, any investment of assets in the custodial account or any distribution therefrom pursuant to instructions received from the Depositor or pursuant to this Agreement, or for any consequences to the Depositor arising from such contributions, investments or distributions including, but not limited to, excise and other taxes and penalties which might accrue or be assessed by reason thereof, nor shall the Custodian be under any duty to make any inquiry or investigation with respect thereto.
   2. IF THE DEPOSITOR IS DISABLED (as defined in Section 72(m) of the Code), all or a portion of the balance in the custodial account may be distributed to him/her as soon as practicable after the Custodian receives written notice of the Depositor's disability and a written request for distribution. The Custodian may require such proof of disability as it deems necessary prior to the time that amounts are distributed to the Depositor due to such disability.
   3. THE DEPOSITOR SHALL BE fully and solely responsible for all taxes and penalties which might accrue or be assessed for having failed to make the annual minimum withdrawal required in any year.

ARTICLE X

   A Depositor shall have the right to designate a beneficiary or beneficiaries to receive any amounts remaining in his account in the event of his death. Any prior beneficiary designation may be changed or revoked at any time by a Depositor by written designation signed by the Depositor on a form acceptable to, and filed with, the Custodian; provided, however, that such designation, or change or revocation of a prior designation shall not become effective until it has been received by the Custodian, nor shall it be effective unless received by the Custodian no later than thirty days before the death of the Depositor, and provided further that the last such designation of beneficiary or change or revocation of beneficiary executed by the Depositor, if received by the Custodian within the time specified, shall control. Unless otherwise provided in the beneficiary designation, amounts payable by reason of the Depositor's death will be paid in equal shares only to the primary beneficiary or beneficiaries who survive the Depositor, or, if no primary beneficiary survives the Depositor, to the contingent beneficiary or beneficiaries who survive the Depositor. If the Depositor had not, by the date of his death, properly designated a beneficiary in accordance with the preceding sentences, or if no designated beneficiary survives the Depositor, then the Depositor's beneficiary shall be the Depositor's estate.

ARTICLE XI

   1. ANY ADMINISTRATIVE OR OTHER FEES of the Custodian and its agents for performing duties pursuant to this Agreement shall be in such amount as shall be established from time to time. The Depositor agrees to pay the Custodian the fees specified in its current fee schedule and authorizes the Custodian to charge the Depositor's custodian account for the amount of such fees.
   2. UPON THIRTY DAYS' PRIOR WRITTEN NOTICE, the Custodian may substitute a new fee schedule. The Custodian's fees, any income, gift, estate and inheritance taxes and other taxes of any kind whatsoever, including transfer taxes incurred in connection with the investment or reinvestment of the assets of the custodial account, that may be levied or assessed in respect of such assets, and all other administrative expenses incurred by the Custodian in the performance of its duties including fees for legal services rendered to the Custodian, may be charged to the custodial account with the right to liquidate Investment Company shares for this purpose, or at the Custodian's option, shall be billed to the Depositor directly.

ARTICLE XII

   1. THIS AGREEMENT SHALL take effect only when accepted and signed by the Custodian. As directed, the Custodian shall then open and maintain a separate custodial account for Depositor and invest the initial contribution hereunder in shares of the Investment Company. Where the IRA Adoption Agreement is checked for spousal accounts, separate custodial accounts will be opened and maintained in each spouse's name. The amounts specified in the IRA Adoption Agreement shall be credited to each spouse's separate custodial account except that no more than $2,000 shall be credited to either custodial account.
   2. THE CUSTODIAN SHALL invest subsequent contributions as directed. If any such written instructions are not received as required however, or if received, are in the opinion of the Custodian unclear, or if the accompanying contribution exceeds $2,000 for the Depositor and/or $2,000 for the Depositor's spouse, the Custodian may hold or return all or a portion of the contribution uninvested without liability for loss of income or appreciation, and without liability for interest, pending receipt of written instructions or clarification.
   3. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, less charges, received on Investment Company shares held in the custodial account shall (unless received in additional such shares) be reinvested in shares of the Investment Company, which shall be credited to the custodial account. If any distribution on such shares may be received at the election of the Depositor in additional such shares or in cash or other property, the Custodian shall elect to receive it in additional Investment Company shares.
   4. ALL INVESTMENT COMPANY SHARES ACQUIRED by the Custodian hereunder shall be registered in the name of the Custodian (with or without identifying the Depositor) or of its nominees. The Custodian shall deliver, or cause to be executed and delivered, to the Depositor all notices, prospectuses, financial statements, proxies and proxy solicitation materials relating to such Investment Company shares held in the custodial account. The Custodian shall not vote any Investment Company shares except in accordance with the written instructions received from the Depositor.

ARTICLE XIII

   1. THE CUSTODIAN SHALL keep adequate records of transactions it is required to perform hereunder. Not later than six months after the close of each calendar year or after the Custodian's registration or removal pursuant to Article XV below, the Custodian shall render to the Depositor or the Depositor's legal representative a written report or reports reflecting the transactions effected by it during such period and the assets and liabilities of the custodial account at the close of the period. Sixty days after rendering such report(s), the Custodian shall (to the extent permitted by law) be forever released and discharged from all liability and accountability to anyone with respect to its acts and transactions shown in or reflected by such report(s), except with respect to those as to which the Depositor or the Depositor's legal representative shall have filed written objections with the Custodian within the latter such sixty-day period.
   2. THE CUSTODIAN SHALL receive and invest contributions as directed by the Depositor, hold and distribute such investments, and keep adequate records and reports thereon, all in accordance with this Agreement. The parties do not intend to confer any other fiduciary duties of the Custodian, and none shall be implied. The Custodian shall not be liable (and assumes no responsibility) for the collection of contributions, the deductibility or propriety of any contribution under this Agreement, or the purposes or propriety of any distribution from the account, which matters are the responsibility of the Depositor or the Depositor's legal representative.
   3. THE DEPOSITOR, to the extent permitted by law, shall always fully indemnify the Custodian and save it harmless from any and all liability whatsoever which may arise in connection with this Agreement and matters which it contemplates, except that which arises due to the Custodian's negligence and willful misconduct. The Custodian shall not be obligated or expected to commence or defend any legal action or preceding in connection with this Agreement or such matters unless agreed upon by the Custodian and Depositor or said legal representative, and unless fully indemnified for so doing to the Custodian's satisfaction.
   4. THE CUSTODIAN MAY conclusively rely upon and shall be protected in acting upon any written order from the Depositor or the Depositor's legal representative or any other notice, request, consent, certificate or other instruments or paper believed by it to be genuine and to have been properly executed, and as long as it acts in good faith in taking or omitting to take any other action in reliance thereon.

ARTICLE XIV

   1. THE CUSTODIAN MAY resign at any time upon thirty days' notice in writing to the Depositor, and may be removed by the Depositor at any time upon thirty days' notice in writing to the Custodian. Upon such resignation or removal, the Depositor shall appoint a successor custodian to serve under this Agreement. Upon receipt by the Custodian of written acceptance of such appointment by the successor custodian, the Custodian shall transfer to such successor the assets of the custodial account and all necessary records (or copies thereof) pertaining thereto, provided that (at the Custodian's request) any successor custodian shall agree not to dispose of any such records without the Custodian's consent. The Custodian is authorized, however, to reserve such assets as it may deem advisable for payment of any other liabilities constituting a charge on or against the assets of the custodial account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian.
   2. THE CUSTODIAN SHALL NOT be liable for the acts or omissions of such successor custodian.
   3. THE CUSTODIAN, AND EVERY SUCCESSOR CUSTODIAN appointed to serve under this Agreement, must be a bank (as defined in Section 408(n) of the Code) or such other person who qualifies with the Internal Revenue Service to serve in the manner prescribed by Code section 408(a)(2) and satisfies the Custodian, upon request, as to such qualification.
   4. AFTER THE CUSTODIAN HAS transferred the custodial account assets (including any reserve balance as contemplated above) to the successor custodian, the Custodian shall be relieved of all further liability with respect to this Agreement, the custodial account and the assets thereof.

ARTICLE XV

   1. THE CUSTODIAN SHALL terminate the custodial account and pay the proceeds of the account to the depositor if within thirty days after the resignation or removal of the Custodian pursuant to Article XV above, the Depositor has not appointed a successor custodian which has accepted such appointment unless within that time the Distributor appoints such successor and gives written notice thereof to the Depositor and the Custodian. The Distributor shall have the right, but not the duty, to appoint such a successor. Termination of the custodial account shall be effected by distributing all of the assets therein in cash or in kind to the Depositor in a lump sum, subject to the Custodian's right to reserve funds as provided in said Article XV.
   2. UPON TERMINATION of the custodial account in any manner provided for in this Article XVI, this Agreement shall terminate and have no further force and effect, and the Custodian shall be relieved from all further liability with respect to this Agreement, the custodial account and all assets thereof so distributed.

ARTICLE XVI

   1. ANY NOTICE FROM THE CUSTODIAN TO THE DEPOSITOR provided for in this Agreement shall be effective when mailed if sent by first class mail to the Depositor at the Depositor's last known address as shown on the Custodian's records. Any notice required or permitted to be given to the Custodian, shall become effective upon actual receipt by the Custodian at such address as the Custodian shall provide the Depositor from time to time in writing.
   2. THIS AGREEMENT IS accepted by the Custodian and shall be construed and administered in accordance with the laws of The State of Colorado. The Custodian and the Depositor hereby waive and agree to waive right to trial by jury in an action or proceeding instituted in respect to this custodial account. The Depositor further agrees that the venue of any litigation between him and the Custodian with respect to the custodial account shall be in the State of Colorado.
   3. THIS AGREEMENT is intended to qualify under section 408 of the Code as an Individual Retirement Account and to entitle the Depositor to any retirement savings deduction which he may qualify for under section 219 of the Code, and if any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with that intent.
   4. ALL PROVISIONS IN THIS AGREEMENT ARE subject to the Code and to regulations promulgated thereunder. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
   5. THE CUSTODIAN SHALL have no duties whatsoever except such duties as it specifically agrees to in writing, and no implied covenants or obligations shall be read into this Agreement against the Custodian. The Custodian shall not be liable under this Agreement, except for its own bad faith, gross negligence or willful misconduct.
   6. NO INTEREST, RIGHT OR CLAIM IN OR TO ANY PART of the custodial account or any payment therefrom shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, communication, anticipation, garnishment, attachment, execution, or levy of any kind and the Custodian shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except as required by law.
   7. THE DEPOSITOR HEREBY DELEGATES to the Custodian the power to amend this Agreement from time to time as it deems appropriate, and hereby consents to all such amendments, provided, however, that all such amendments are in compliance with the provisions of the Code and the regulations promulgated thereunder. All such amendments shall be effective as of the date specified in a written notice of amendment which will be sent to the Depositor.

INSTRUCTIONS

(Section references are to the Internal Revenue Code unless otherwise noted.)

PURPOSE OF FORM

   This model custodial account agreement may be used by an individual who wishes to adopt an individual retirement account under section 408(a). When fully executed by the Depositor and the Custodian not later than the time prescribed by law for filing the Federal income tax return for the Depositor's tax year (not including any extensions thereof), a Depositor will have an individual retirement account (IRA) custodial account which meets the requirements of section 408(a). This account must be created in the United States for the exclusive benefit of the Depositor or his/her beneficiaries.

DEFINITIONS

   Custodian. -- The Custodian must be a bank or savings and loan association, as defined in section 408(n), or other person who has the approval of the Internal Revenue Service to act as custodian.

   DEPOSITOR. -- The Depositor is the person who establishes the custodial account.

IRA FOR NON-WORKING SPOUSES

   Contributions to an IRA custodial account for a non-working spouse must be made to a separate IRA custodial account established by the non-working spouse.
   This form may be used to establish the IRA custodial account for the non-working spouse.
   An individual's social security number will serve as the identification number of his or her individual retirement account.
   For more information, obtain a copy of the required disclosure statement from your custodian or get Publication 590, Individual Retirement Arrangements.
(IRAs).

SPECIFIC INSTRUCTIONS

   Article IV -- Distribution made under this Article may be made in a single sum, periodic payment, or a combination of both. The distribution option should be reviewed in the year the Depositor reaches age 70 1/2 to make sure the requirements of section 408(a)(6) have been met.
   Article IX -- This article and any that follow it may incorporate additional provisions that are agreed upon by the Depositor and the Custodian to complete the agreement. These may include, for example: definitions, investment powers, voting rights, exculpatory provisions, amendment and termination, removal of Custodian, Custodian's fees, state law requirements, beginning date of distributions, accepting only cash, treatment of excess contributions, prohibited transactions with the Depositor, etc. Use additional pages if necessary and attach them to this form.
   Note: This form may be reproduced and reduced in size for adoption to passbook or card purposes.

THE AIM FAMILY OF FUNDS--Registered Trademark--
INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
DISCLOSURE STATEMENT

     Under applicable federal regulations, a custodian of an individual retirement account is required to furnish each depositor who has established or is establishing an individual retirement account with a statement which discloses certain information regarding the account. INVESCO Trust Company (hereinafter referred to as the "Custodian") is providing this Disclosure Statement to you in accordance with that requirement, and this Disclosure Statement contains general information about the The AIM Family of Funds--Registered Trademark-- Individual Retirement Custodial Account (hereinafter referred to as "IRA"). This Disclosure Statement should be reviewed in conjunction with both the Individual Retirement Custodial Account agreement (From 5305-A and any attachments thereto, hereinafter referred to as the "Custodial Agreement") and the Adoption Agreement for your IRA. You should review this Disclosure Statement and the IRA documents with your attorney or tax advisor. The Custodian cannot give tax advice or determine whether or not the IRA is appropriate for you.

A. SEVEN DAY RIGHT TO REVOKE YOUR IRA.

   You may revoke your IRA at any time within seven business days after the date the IRA is established, by giving proper notice. For purposes of revocation, it will be assumed that you received the Disclosure Statement no later than the date of your check with which you opened your IRA. Written notice must be hand delivered or sent by first class mail, in which case, the revocation will be effective as of the date the notice is postmarked (or if sent by certified or registered mail, the date of certification or registration). Notice of revocation should be made to: A I M Distributors, Inc., Eleven Greenway Plaza, Suite 763, P.O. Box 4739, Houston, Texas 77210-4739, Attention: Shareholder Services Department, area code (800) 959-4246. If you revoke your IRA, you are entitled to a refund of your entire contribution to the IRA, without adjustment for such items as sales commissions, administrative expenses or fluctuation in market value. If you do not revoke within seven business days after the establishment of the IRA, you will be deemed to have accepted the terms and conditions of the IRA and cannot later revoke the IRA without certain potential penalties.

B. STATUTORY REQUIREMENTS.

   An IRA is a trust or custodial account created or organized in the United States for your exclusive benefit or that of your beneficiaries. It must be created by a written governing instrument that meets the following requirements:
   (1) THE TRUSTEE OR CUSTODIAN MUST BE A BANK, federally insured credit union, savings and loan association or another person eligible to act as trustee or custodian;
   (2) EXCEPT FOR ROLLOVER CONTRIBUTIONS (as described in Part F below), no contribution will be accepted unless it is in cash or cash equivalent, including, but not by way of limitation, personal checks, cashier's checks, and wire transfers;
   (3) EXCEPT FOR ROLLOVERS and simplified employee pension ("SEP") contributions, contributions of more than $2,000 for any tax year may not be made;
   (4) YOU WILL HAVE A NONFORFEITABLE INTEREST IN THE ACCOUNT;
   (5) NO PART OF THE TRUST OR CUSTODIAL FUNDS will be invested in life insurance contracts, nor may the assets be commingled with other property except in a common trust fund or common investment fund. Furthermore, as provided in section 408(m) of the Internal Revenue Code of 1986, as amended (the "Code"), your IRA may not be invested in "collectibles," such as art works, antiques, metals, gems, stamps, coins (with an exception for certain U.S.-minted gold and silver coins), and certain other types of tangible personal property. An investment in a collectible would be treated as a distribution from your IRA which would be includible in your gross income, and, if you had not attained the age of 59 1/2, the distribution would also be subject to the premature distribution penalty as discussed in Part E(4) below;
   (6) YOUR ENTIRE INTEREST IN THE ACCOUNT MUST BE, or begin to be, distributed on or before April 1 of the calendar year following the calendar year in which you reach age 70 1/2. The distribution may be made in a single sum, or you may receive periodic distributions, so long as your entire interest is distributed in equal or substantially equal payments over any of the following periods:
     (a) your life;
     (b) the lives of you and your designated beneficiary;
     (c) a period certain not extending beyond your life expectancy;
     (d) a period certain not extending beyond the life expectancy of you and your designated beneficiary.
   If the distributions from your IRA are to be made over one of the foregoing periods, the amount distributed each year must meet the minimum distribution requirements set forth in your IRA Custodial Agreement, or you will incur a penalty as described in Part E(8) below;
   (7) IF YOU DIE AFTER DISTRIBUTIONS HAVE commenced but before your entire interest has been distributed to you, payments must continue at least as rapidly as under the method of distribution in effect, at your death. If you die before distributions have commenced, generally your entire interest must be distributed within five years of your death. However, if your interest is payable to a designated beneficiary, payments may be made over the life or a period not exceeding the life expectancy of the beneficiary; provided, however, that such payments must commence within one year of your death unless your designated beneficiary is your surviving spouse, in which case payments need not commence until the date on which you would have attained age 70 1/2. You should advise the Custodian as to your beneficiary and the method of distribution desired.

C. INVESTMENT OF YOUR IRA.

     Under the terms of the Custodial Agreement, your contributions will be invested by the Custodian in full and fractional shares of the investment company or companies that you select. As provided in the Custodial Agreement, you may only invest your IRA Funds in shares of investment companies which are part of "The AIM Family of Funds--Registered Trademark--," which are managed or advised by subsidiaries of A I M Management Group Inc. You will be provided with a list of the investment companies from which you may choose to invest. Subject to the foregoing and to any additional restrictions described in the Custodial Agreement, you have complete control over the investment of your IRA Funds. The Custodian will not provide any form of investment advice or make investment recommendations of any type, so you will make all investment decisions on the basis of information you obtain from other sources. When you make a decision on how you wish to invest Funds held in your IRA, you should provide the Custodian with specific





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
instructions, detailing your investment decision so that the Custodian can effectuate such investments as provided in your IRA Custodial Agreement. If you fail to direct the Custodian as to the Investment of all or any portion of your IRA account, the Custodian shall hold such uninvested amount in your account and shall incur no liability for interest or earnings thereon. All dividends and capital gain distributions received on shares of an investment company held in your IRA will be reinvested in shares of that investment company, if available, which shall be credited to the Custodian account. Detailed information about the shares of the AIM fund(s) you select must be furnished to you in the form of prospectuses governed by rules of the Securities and Exchange Commission.

D. LIMITATIONS AND RESTRICTIONS ON IRA CONTRIBUTIONS AND DEDUCTIONS.

   Except in the case of rollover contributions (see Part F below), generally you may contribute up to the lesser of $2,000 or 100% of your compensation (earned income) to your IRA for any taxable year. A non-working spouse may contribute up to $2,000 to a separate IRA.
   Section 219 of the Code contains special provisions governing whether amounts contributed to your IRA will be deductible from gross income for federal income tax purposes. To the extent you are not eligible or elect not to make deductible IRA contributions, you may make nondeductible IRA contributions within the aforementioned limits which are reduced by the amount of any deductible contributions. The following is a summary of the rules regarding the deductibility of contributions to your IRA. You should consult your tax advisor to determine the specific application of such rules to your IRA contributions for any particular taxable year.
   (1) IF NEITHER YOU NOR YOUR SPOUSE IS an "active participant" (as determined under section 219(g) of the Code and any regulations or rulings thereunder) in a retirement plan during any part of the taxable year, you may take a deduction for contributions to your IRA for such taxable year in an amount equal to the lesser of $2,000 or 100% of your compensation (earned income) for such taxable year.
   (2) IF EITHER YOU OR YOUR SPOUSE (unless you file separate income tax returns as noted below) is considered an "active participant" in a retirement plan for any part of the taxable year, the extent, if any, to which contributions to your IRA will be deductible depends on the amount of your adjusted gross income ("AGI"). The maximum IRA deduction as specified in Paragraph (1) above will be reduced in the same ratio that the excess of your AGI over $25,000 (for a single individual), $40,000 (for a married couple filing jointly) and zero (for a married couple filing separately) bears to $10,000. Thus, if you are an active participant in a retirement plan, no IRA deduction will be permitted if:
     (a) You are a single individual with AGI in excess of $35,000,
     (b) you are married and file a joint return with AGI in excess of $50,000, or
     (c) you are married, file separate returns and either you or your spouse have AGI in excess of $10,000.
   (3) IF YOU ARE MARRIED and your spouse has no compensation for the taxable year, or elects to be treated as having no compensation for such year, you are permitted an additional deduction in the amount of $2,000 for contributions to an IRA for the benefit of your spouse provided that your spouse has not attained age 70 1/2 and you file a joint income tax return for such year, subject to the provisions of (1) or (2) above, whichever is applicable. (see below)
   You will be considered an "active participant" for any particular taxable year if you are covered by a retirement plan for any part of such year. Generally, you will be considered covered by a retirement plan for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits for such year. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax-sheltered annuity arrangement or a 401(k) plan), a SEP or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status. You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year. You should note that if you are married but file a separate tax return, and you did not live with your spouse at any time during the taxable year, your spouse's active participation does not affect your ability to make deductible contributions.
   No deduction will be allowed under (1) or (2) above for any contribution which is made for the taxable year during which you attain age 70 1/2 or for any subsequent year. You are permitted to contribute and deduct up to $4,000 for contributions to your IRA and a spousal IRA, subject to the provisions of (1) and (2) above. However, in no event shall the contribution to either IRA exceed $2,000. It should be noted that if both you and your spouse work, each may contribute up to $2,000 of compensation (earned income) to his or her own IRA.
   If your employer maintains a SEP, your employer may contribute to your IRA up to the lesser of 15% of your compensation from such employer or $30,000.
Since SEP contributions are excluded from your gross income, such contributions are not deductible for federal income tax purposes.
   If contributions to your IRA are deductible as outlined above, you may claim such deduction even if you do not itemize your deductions on your federal income tax return. You must make contributions to your IRA during the taxable year for which you claim the deduction or by the deadline for filing your federal income tax return for such year (without regard to any filing deadline extension). For example, if you are a calendar-year taxpayer, you must make contributions no later than April 15th in order to take a deduction for the previous year.
   If any portion of a contribution to your IRA is nondeductible as outlined above, you must so designate on your federal income tax return, as required under section 408(o)(4) of the Code and file From 8606 with your tax return.

E. FEDERAL INCOME TAX STATUS OF THE IRA AND CERTAIN DISTRIBUTIONS.

   (1) IN GENERAL. Except as described below, your IRA and earnings thereon are exempt from federal income tax until distributions are made from the IRA.
   (2) TAX TREATMENT OF DISTRIBUTIONS. If all contributions to your IRA (other than rollover contributions) have been deductible for federal income tax purposes then all distributions from your IRA will be taxable as ordinary income. However, if you have made any nondeductible IRA contributions, distributions from your IRA will be treated as partially a return of deductible contributions, if any, (taxable), partially a return of nondeductible contributions (nontaxable) and partially a distribution of earnings (taxable). The portion of an IRA distribution which will be excludable from income will be determined by multiplying the total amount distributed by a fraction, the numerator of which is the aggregate of all your nondeductible IRA contributions, and the denominator of which is the aggregate balance of all of your IRAs (including rollover IRAs and SEPs). For purposes of the foregoing, (a) all of your IRAs will be treated as a single IRA, (b) all distributions during a taxable year will be treated as a single distribution and (c) the aggregate balance of your IRAs will be determined as of the end of the calendar year with or within which your taxable year ends, after adding back any distributions for such year.
   Distributions from your IRA are not eligible for any special tax treatment such as five-or ten-year averaging or capital gains treatment.
   (3) EXCESS CONTRIBUTIONS. If contributions to your IRA are in excess of the limits stated in Part D above, you will be assessed a 6% nondeductible excise tax on such excess amounts. This tax is payable for each year the excess is permitted to remain in your IRA. However, if the excess contribution has not been taken as a deduction, and if the excess and all earnings thereon are returned before the due date for filing your income tax return for the year in which the excess contribution was made, the 6% excise tax will not be assessed. The earnings on such excess contribution that are returned to you will be taxable as ordinary income and will be deemed to have been earned and taxable in the tax year during which the excess contribution was made. In addition, if you are not disabled or have not reached age 59 1/2, the earnings will be subject to the 10% premature withdrawal penalty discussed below. The 6% excess contribution tax may be eliminated for future tax years by withdrawing the excess contribution from your IRA before the due date for filing your tax return for that year or by under-contributing for a subsequent year by an amount equal to the excess contribution. If the total contributions for the year to your IRA are $2,000 or less, and there are no employer contributions for the year, you may withdraw any excess contributions after the due date for filing your tax return, including extensions, and not include the amount withdrawn in your gross income. This applies only to the part of the excess that you did not take a deduction for. It is not necessary to withdraw the interest or other income earned on the excess. You will have to pay the 6% tax on the excess amount for each year the excess contribution was in the IRA.
   If the contributions to your IRA for any year are more than $2,000, you must include in your gross income any excess over $2,000, unless it is an excess rollover contribution attributable to erroneous information. You may also have to pay a 10% tax on premature distributions on the amount you withdraw, unless you are age 59 1/2 or disabled.
   If less than the maximum amount of contributions has been made in years before the year you make an excess contribution, the prior year's difference may not be used to reduce the excess contribution. Qualified rollover contributions, as described in Part F below, are not considered excess contributions.
   (4) PREMATURE DISTRIBUTIONS. In addition to any regular income tax that may be payable, distributions from your IRA that occur before you reach age 59 1/2 (except in the event of disability, death, rollover, medical expenses in excess of 7.5% of adjusted gross income, medical insurance premiums in the event of unemployment or as a qualifying distribution of an excess contribution), will be assessed a 10% additional income tax on the amount distributed which is includible in your gross income. However, the additional 10% income tax will not be imposed if the distribution is one of a scheduled series of level payments to be made over your life or life expectancy or over the joint lives or joint life expectancies of you and your beneficiary. Amounts treated as distributions from the IRA because of pledging the IRA as described below, or prohibited transactions as described below, will also be considered premature distributions if they occur before you reach age 59 1/2 (assuming you are not disabled).





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   (5) PLEDGING THE IRA. If you pledge your IRA as security for a loan, the portion so pledged is treated as being distributed to you in that year. In addition to any regular income tax that may be payable on the distribution, the premature distribution penalty as discussed above may also be applicable.
   (6) PROHIBITED TRANSACTIONS. If you or your beneficiary engages in a prohibited transaction, as described in section 4975 of the Code with respect to your IRA, your IRA will lose its exemption from tax and you must include the fair market value of your IRA in your gross income for the year during which the prohibited transaction occurred. In addition to any regular income tax that may be payable, the premature distribution penalty as discussed above may also be applicable.
   (7) INSUFFICIENT OR LATE DISTRIBUTIONS. In addition to the regular income tax that may be payable on distributions from your IRA, you will be assessed penalties on certain accumulations if funds in your IRA are not distributed in accordance with the rules described in Part B above. If the amount distributed from your IRA during the year is less than the minimum amount required to be distributed during such year, an excise tax will be imposed. The tax imposed is equal to 50% of the amount by which the minimum required distribution exceeds the amount actually distributed during the year.
   (8) ESTATE AND GIFT TAX STATUS OF DISTRIBUTIONS. Generally, for estate tax purposes, the value of your IRA will be fully includible in your gross estate in the event of your death. For gift tax purposes, beneficiary designations will not be treated as gifts. Also, contributions to an IRA on behalf of a spouse who has no earned income or elects to be treated as having no earned income will qualify for the annual present interest gift exclusion. You should consult your tax advisor with respect to the application of community property laws on estate and gift tax issues relating to your IRA.
   (9) INHERITED IRAS. Your IRA will be treated as an inherited IRA if, upon your death, it is acquired by a beneficiary other than your surviving spouse. An inherited IRA may not be rolled over to a qualified plan or to another IRA, nor may an inherited IRA accept any regular or rollover deposits. Only a beneficiary who is your surviving spouse will be allowed to roll over the IRA funds into his or her own IRA.
   (10) FEDERAL INCOME TAX WITHHOLDING. The taxable portion of distributions from your IRA is subject to federal income tax withholding unless you elect not to have withholding applied. If you elect not to have withholding applied to taxable distributions from your IRA, or if insufficient federal income tax is withheld from any distribution, you may be responsible for payment of estimated taxes, as well as for penalties under the estimated tax rules, if withholding and estimated tax payments were not sufficient. Additional information regarding withholding and the necessary election forms will be provided no later than at the time a distribution is requested.

F. ROLLOVER CONTRIBUTIONS.

     A rollover is a tax-free distribution of cash or other assets from one retirement program to another. There are two kinds of rollover contributions to an IRA. In one, you contribute amounts distributed to you from one IRA to another IRA. With the other, you contribute amounts distributed to you from your employer's qualified plan or 403(b) plan to an IRA. A rollover is an allowable IRA contribution which is not subject to the limits on regular contributions discussed in Part D above. However, you may not deduct a rollover contribution to your IRA on your tax return.
   If you receive a distribution from the qualified plan of your employer or former employer, the distribution must be an "eligible rollover distribution" in order for you to be able to roll all or part of the distribution over to your IRA. The portion you contribute to your IRA will not be taxable to you until you withdraw it from the IRA. Your employer or former employer will give you the opportunity to roll over the distribution directly from the plan to the IRA. If you elect, instead, to receive the distribution, you must deposit it into the IRA within 60 days after you receive it.
   An "eligible rollover distribution" is any distribution from a qualified plan that would be taxable other than (1) a distribution that is one of a series of periodic payments for an employee's life or over a period of 10 years or more,
(2) a required distribution after you attain age 70 1/2 and (3) certain corrective distributions.
   If the entire amount in your IRA has been contributed in a tax-free rollover from your employer's or former employer's qualified plan or 403(b) plan, you may later roll over the IRA to a new employer's plan if such plan permits rollovers. Your IRA would then serve as a conduit for those assets. However, you may later roll those IRA funds into a new employer's plan only if you make no further contributions to that IRA, or commingle the IRA rollover funds with existing IRA assets.

G. AMENDMENTS.

   The Custodian of your IRA may amend the agreements establishing your IRA at any time. The Custodian will comply with the amendment procedures set forth in your Custodial Agreement.

H. FINANCIAL DISCLOSURE.

     Because the value of assets held in your IRA is subject to market fluctuation, the value of your IRA can neither be guaranteed nor projected. There is no assurance of growth in the value of your IRA or guarantee of investment results. You will, however, be provided with periodic statements of your IRA, including current market values of investments. Certain fees will be charged by the Custodian in connection with your IRA.

     Such fees are disclosed on the Custodian's fee schedule, a copy of which has been provided to you. Upon thirty days' prior written notice, the Custodian may substitute a new fee schedule. Any fees or other expenses incurred in connection with your IRA will be deducted from your IRA (with liquidation of Fund Shares, if necessary), or at the Custodian's option, such fees or expenses may be billed to you directly.

     For its services to the various funds, in The AIM Family of Funds--Registered Trademark--, INVESCO Trust Company receives a custodian fee. This fee is in addition to fees it receives for acting as Custodian under the IRA. INVESCO Trust Company and A I M Distributors, Inc. also will receive additional fees for performing specific services with respect to the various funds in the AIM Family of Funds. Any such fees will be fully disclosed to you. Potential investors should obtain a copy of the current Prospectus relating to the fund(s) selected for investment prior to making an investment. Also, copies of the Statement of Additional Information relating to such fund(s) will be provided upon your request to A I M Distributors, Inc.

I. MISCELLANEOUS.

   Each year you will be provided a statement(s) of account which will give the amount of contributions to the IRA, the year to which each contribution relates, and the total value of the IRA as of the end of the year. Information relating to contributions and distributions must be reported annually to the Internal Revenue Service and to you. You must also file Form 5329 (Return for Individual Retirement Savings Arrangement) with the Internal Revenue Service for each taxable year during which you are assessed any penalty or tax as discussed in Part E above.
   Your IRA has been approved by the Internal Revenue Service. Such approval is a determination as to the form of the IRA, and does not represent a determination of the IRA's merits as an investment.
   Further information about IRAs can be obtained from any district office of the Internal Revenue Service or from the Custodian.
   All provisions in this Disclosure Statement are subject to the Code and to the regulations promulgated thereunder. This Disclosure Statement constitutes a nontechnical restatement and summary of certain provisions of the Code which may affect your IRA. This is not a legal document. Your legal rights and obligations are governed by the federal tax laws and regulations and your Custodial Agreement and Adoption Agreement with the Custodian.


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